UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 5, 2003
 Date of Report (Date of earliest event reported)

First Financial Bancorp.
 (Exact name of registrant as specified in its charter)

Ohio	0-12379	31–1042001

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 High Street Hamilton, Ohio	(513) 867-5240	45011

(Address of principal executive offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Form 8-K	First Financial Bancorp.

Item 5. Other Events and Regulation FD Disclosure.

Effective December 5, 2003, First Financial Bancorp. (the “Registrant”) and First Financial Bank, National Association (formerly known as The First National Bank of Southwestern Ohio) amended the Registrant’s Rights Agreement dated as of November 23, 1993, as amended (the “Agreement”), to extend the term of the rights set forth in the Agreement for an additional five years, so that such rights shall now expire at the close of business on December 6, 2008.

Item 7. Exhibits.

     (c)  Exhibits:

4.1	Second Amendment to Rights Agreement, dated as of December 5, 2003, by and between the Registrant and First Financial Bank, National Association (formerly known as The First National Bank of Southwestern Ohio).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

Dated: December 5, 2003	By:	/s/ C. Douglas Lefferson C. Douglas Lefferson Senior Vice President and Chief Financial Officer

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.	Description

4.1	Second Amendment to Rights Agreement, dated as of December 5, 2003, by and between the Registrant and First Financial Bank, National Association (formerly known as The First National Bank of Southwestern Ohio).